UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
September 7, 2010
SHARPS COMPLIANCE CORP.
Commission File No. 001-34269

(Exact Name Of Registrant As Specified In Its Charter)

Delaware (State Or Other Jurisdiction Of Incorporation Or Organization)	74-2657168 (IRS Employer Identification No.)

9220 Kirby Drive, Suite 500
Houston, Texas 77054
(Address Of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code)
713-432-0300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory arrangements of Certain Officers

Item 9.01                 Financial Statements and Exhibits

SIGNATURES

INDEX TO EXHIBITS

Press Release

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02(b). Retirement of Principal Executive Officer.

On September 7, 2010, Sharps Compliance Corp. (the "Company" or "Sharps") announced the retirement of Dr. Burton J. Kunik as the Company’s Chief Executive Officer, effective September 30, 2010. Also, Dr. Kunik will not stand for reelection to the Board of Directors at the Company’s Annual Meeting in November 2010.

A copy of the press release issued by the Company is attached hereto as Exhibit 99.1.

Dr. Kunik and the Company entered into an agreement dated September 7, 2010 which outlines the terms of Dr. Kunik’s separation (the “Separation Agreement”). Under the Separation Agreement Dr. Kunik is entitled to, (i) a cash payment of $477,314 (payable $68,188 at September 30, 2010 and $409,126 on April 1, 2011) in exchange for cancellation of Dr. Kunik’s current employment agreement dated November 29, 2004 which was scheduled to expire under its own terms in December 2011, (ii) acceleration of the vesting of all unvested stock options (40,000 shares) held by Dr. Kunik at September 30, 2010 and (iii) “piggy-back” rights with respect to any public offering by the Company through September 30, 2012. The Separation Agreement also includes customary confidentiality, non-compete and release provisions.

The complete text of the Separation Agreement is attached as Exhibit1 10.1  and is incorporated herein by reference.

On September 7, 2010, the Company and Dr. Kunik entered into a consulting agreement (“Consulting Agreement”) whereby Dr. Kunik will provide certain consulting services to the Company during the term from October 1, 2010 through September 30, 2011. Dr. Kunik will be paid a monthly amount of $10,000 (in arrears) for services provided.

The complete text of the Consulting Agreement is attached as Exhibit1 10.2 and is incorporated herein by reference.

Item 5.02(c). Appointment of Principal Executive Officer.

The Company’s Board of Directors have appointed David P. Tusa as Chief Executive Officer, effective with Dr. Kunik’s retirement (September 30, 2010), in addition to his role as President.

Item 5.02(e). Compensatory Arrangements of Certain Officers.

The information set forth in Item 5.02(b) above is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Separation Agreement between Sharps Compliance and Dr. Burton J. Kunik dated September 7, 2010.
10.2	Consulting Agreement between Sharps Compliance and Dr. Burton J. Kunik dated September 7, 2010.
99.1	Press Release Announcing the Retirement of Dr. Burton J. Kunik as Chief Executive Officer; Appointment of David P. Tusa as Chief Executive Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 7, 2010                                                                                               SHARPS COMPLIANCE CORP.

By: /s/ DAVID P. TUSA
David P. Tusa
President